UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

CeriBell, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-281784	47-1785452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 N. Pastoria Avenue
Sunnyvale, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 436-0826

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CBLL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Ceribell, Inc. (the “Company”) and The Board of Trustees of the Leland Stanford Junior University (“Stanford”) are parties to an Exclusive (Equity) Agreement, effective June 15, 2015, as amended by Amendment No. 1 effective September 9, 2015, Amendment No. 2 effective April 1, 2017, and Amendment No. 3 effective March 8, 2022 (collectively, the “Stanford Agreement”). Pursuant to the Stanford Agreement, Stanford granted to the Company a worldwide, term-limited exclusive license under certain patent rights owned or controlled by Stanford to make, use, and sell certain portable devices in connection with brain wave activity.

The Stanford Agreement originally provided for exclusivity through June 15, 2025. Under Amendment No. 3, the Company acquired an option to extend exclusivity through the expiration of the last-to-expire licensed patent (the “Option”) for a fee of $80,000, of which $60,000 had been paid by December 31, 2024. The remaining balance of $20,000 was due in April 2025 but would be waived if the Company exercised the Option by June 15, 2025, by paying an option exercise fee of $250,000.

On June 12, 2025, the Company and Stanford entered into Amendment No. 4 to the Stanford Agreement (“Amendment No. 4”), pursuant to which the Company exercised the Option and agreed to pay the option exercise fee of $250,000.

The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
10.1	Amendment No. 4 to the Exclusive (Equity) Agreement effective June 15, 2015, by and between the Board of Trustees of the Leland Stanford Junior University and Ceribell, Inc., dated June 12, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIBELL, INC.

Date:	June 20, 2025	By:	/s/ Scott Blumberg
Scott Blumberg Chief Financial Officer